                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 3, 1999

                     UNITED COMPANIES FINANCIAL CORPORATION
                     --------------------------------------

                    (Exact name as specified in its charter)

         Louisiana                                     1-7067                       71-0430414
-------------------------------             ------------------------            -------------------
(State or other jurisdiction of             (Commission File Number)              (IRS Employer
        incorporation)                                                          Identification No.)

Twelve United Plaza, 8549 United Plaza Boulevard
Baton Rouge, Louisiana                                                 70809
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (225) 987-0000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name of former address if changed since last report)

Item 5.           Other Events.

         The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

         99 Press Release dated September 3, 1999 - United Companies Reports Net Loss of $583.9 Million for 1998


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED COMPANIES FINANCIAL CORPORATION
                                                    (Registrant)

Date:  September 3, 1999                By:  /s/ MICHAEL W. TRICKEY
                                             ----------------------------------
                                             Michael W. Trickey
                                             Chief Financial Officer

                               INDEX TO EXHIBITS

                                                                                        SEQUENTIALLY
EXHIBIT NO.                EXHIBIT                                                      NUMBERED PAGE
-----------                -------                                                      -------------

   99                      Press Release dated September 3, 1999 - United
                           Companies Reports Net Loss of $583.9 Million for 1998